UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 20, 2026

BrooQLy Inc.
(Exact name of registrant as specified in its charter)

Nevada	86-2265420
(State or other jurisdiction of incorporation or organization)	(IRS Employer Identification No.)

3753 Plaza Dr Ann Arbor, MI	48108
(Address of principal executive offices)	(Zip Code)

Registrant’s Telephone Number, including area code: 734-773-3776

____________________________________________

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

Item 7.01. Regulation FD Disclosure

The information furnished in this Item 7.01 of this Current Report on Form 8-K (including Exhibit 99.1 attached hereto) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and shall not be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Item 8.01. Other Events

Dynamic Aerospace Systems, Inc. (the “Company” or “DAS”) is providing this update to shareholders regarding its corporate development, operational progress, and strategic positioning following the acquisition of majority ownership by Aerospace Capital Partners on February 25, 2025, and subsequent transformation into a defense- and government-focused aerospace platform.

Corporate Development and Capital Markets Positioning

Following the acquisition, the Company undertook a series of strategic actions to align its corporate identity, governance, and capital structure with its long-term objective of uplisting to a national securities exchange. On March 12, 2025, the Company secured the “DAS” ticker symbol reservation with the New York Stock Exchange for a two-year period. On December 11, 2025, in conjunction with its annual shareholder meeting, the Company formally changed its corporate name to Dynamic Aerospace Systems, Inc., aligning its legal identity with its operating brand and strategic direction.

On December 19, 2025, the Company’s Registration Statement on Form S-1 relating to a $15 million equity line of credit was declared effective, expanding the Company’s institutional capital access as it prepares for its planned NYSE uplisting.

Defense, Public Safety, and Government Engagement

During 2025, DAS expanded its engagement with U.S. defense and public safety stakeholders. On September 25, 2025, the Company conducted a live demonstration of multiple UAV platforms at Strother Field, Kansas, for the U.S. Air Force Global Strike Command (AFGSC). The demonstration included operational scenarios utilizing the Company’s Overwatch (G1-MkII), Sentinel (US-1-MkII), and Mitigator platforms.

In addition, the Company conducted demonstrations for municipal public safety agencies, including a November 2025 demonstration for the Gilbert, Arizona Fire Department, and is planning additional multi-agency demonstrations in the southwestern United States during the first half of 2026.

In January 2026, the Company submitted a proposal to the Drone Dominance Rapid Solution Program, a competitive Department of Defense initiative intended to accelerate the deployment of advanced unmanned systems. The Company’s submission is based on its Fortis Class architecture and Sentinel platform. If selected, the Company expects to incorporate U.S.-manufactured components supplied by domestic partners to support NDAA compliance and supply-chain resilience.

Strategic Partnerships

The Company continues to expand strategic partnerships across commercial logistics, defense, and government procurement channels. During 2025, DAS entered into memoranda of understanding with international and domestic partners to support autonomous delivery, defense demonstrations, and government sales channels, including agreements previously disclosed in Forms 8-K related to Drops Smart Hubs and Noon Fulfillment.

In addition, the Company announced collaborations with U.S.-based component manufacturers and government-focused resellers to support NDAA-compliant production, Blue UAS alignment, and streamlined government procurement access.

Technology Platform and Intellectual Property

DAS designs and manufactures unmanned aerial systems in Ann Arbor, Michigan, with testing operations in Kansas. In August 2025, the Company launched its Fortis Class series of government-grade UAVs, engineered for defense, public safety, and humanitarian operations. The Fortis Class builds on the Company’s existing platforms and emphasizes modular payloads, autonomous operations, secure communications, and interoperability with government C4ISR systems.

During 2025, the Company expanded its intellectual property portfolio by filing seven new patent applications, including technologies related to autonomous delivery, mesh networking, interceptor drones, and less-than-lethal payload deployment systems.

Forward-Looking Strategy

While the Company remains pre-revenue, DAS intends to pursue multiple future revenue channels, including UAV sales, government contracts, drone-as-a-service offerings, licensing of logistics platforms, and custom integrations. The Company is pursuing regulatory pathways in the United States, Europe, and the Middle East to support beyond visual line of sight operations and international expansion.

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Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include, but are not limited to, statements regarding the Company’s planned uplisting to a national securities exchange, anticipated government program participation, future demonstrations, regulatory approvals, commercialization timelines, partnerships, and revenue opportunities. These statements are based on current expectations and assumptions and involve risks and uncertainties that could cause actual results to differ materially, including changes in government requirements, competitive selection outcomes, regulatory approvals, capital availability, market conditions, and other risks described in the Company’s filings with the Securities and Exchange Commission. The Company undertakes no obligation to update forward-looking statements except as required by law.

Item 9.01. Financial Statements and Exhibits

Exhibit No.	Description

99.1	Press Release dated January 20, 2026 titled, “Dynamic Aerospace Systems Highlights 2025 Operational Milestones and Outlines 2026 Strategic Initiatives”
104	Cover Page Interactive Data File (embedded within Inline XBRL document)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dynamic Aerospace Systems,

/s/ Kent Wilson
By: Kent Wilson
Title: CEO / Chairman of Board
Date: January 20, 2026

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